Exhibit 32.1

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman, President, Chief Executive Officer and Chief Operating Officer of
VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:


	1) the Company's Annual Report on Form 10-K/A for the year ending December 31, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 3, 2006	                          /s/ D. M. Ervine
                                                  ___________________________
                                                  D. M. Ervine
                                                  Chairman, President,
                                                  Chief Executive Officer and
                                                  Chief Operating Officer